UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021 (November 18, 2021)

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.750% Non-Cumulative Preferred Stock, Series B	BHFAO	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series C	BHFAN	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 22, 2021, Brighthouse Financial, Inc. (“Brighthouse Financial”) entered into the Second Supplemental Indenture, dated as of November 22, 2021 (the “Second Supplemental Indenture” and, together with the Senior Indenture, dated as of May 15, 2020 (the “Senior Indenture”), the “Indenture”), between Brighthouse Financial and U.S. Bank National Association, as trustee. Pursuant to the Indenture, Brighthouse Financial issued and sold $400,000,000 aggregate principal amount of 3.850% Senior Notes due 2051 (the “Notes”). The Notes bear interest at a rate of 3.850% per year and will mature on December 22, 2051. Brighthouse Financial intends to use the net proceeds from this offering and the Depositary Shares Offering (as defined in Item 3.03 below), together with available cash, as necessary, to purchase up to $750 million aggregate purchase price of its outstanding 3.700% Senior Notes due 2027 (the “3.700% Notes”) and its outstanding 4.700% Senior Notes due 2047 (the “4.700% Notes” and, together with the 3.700% Notes, the “Tender Notes”) validly tendered and accepted for purchase in connection with Brighthouse Financial’s cash offer to purchase up to $750 million aggregate purchase price of Tender Notes (the “Tender Offer”), and to pay related accrued and unpaid interest, fees and expenses in connection with the Tender Offer.

The Notes were offered and sold pursuant to an effective shelf registration statement on Form S-3, File No. 333-259372 (the “Registration Statement”). The closing of the sale of the Notes occurred on November 22, 2021. The Senior Indenture and Second Supplemental Indenture (which includes a form of Note) are filed as Exhibits 4.1 and 4.2, respectively, hereto and are incorporated by reference herein. The foregoing descriptions of the Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On November 22, 2021, Brighthouse Financial closed the public offering of 14,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of its 4.625% Non-Cumulative Preferred Stock, Series D (the “Series D Preferred Stock”), and in the aggregate representing 14,000 shares (the “Preferred Shares”) of Series D Preferred Stock. The Depositary Shares were offered and sold pursuant to the Registration Statement. Under the terms of the Series D Preferred Stock, the ability of Brighthouse Financial to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of any other class or series of capital stock of Brighthouse Financial that ranks junior to the Series D Preferred Stock will be subject to certain restrictions in the event that Brighthouse Financial does not declare and pay (or set aside) dividends on the Series D Preferred Stock for the latest completed dividend period, and the ability of Brighthouse Financial to declare full dividends on any preferred stock that ranks equally with the Series D Preferred Stock will be subject to certain limitations in the event Brighthouse Financial declares partial dividends on the Series D Preferred Stock. The terms of the Series D Preferred Stock, including such restrictions, are more fully described in, and this description is qualified in its entirety by reference to, the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2021, Brighthouse Financial filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series D Preferred Stock. The Certificate of Designations became effective upon filing with the Secretary of State of the State of Delaware, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the sale of the Notes, Brighthouse Financial entered into an Underwriting Agreement with BofA Securities, Inc., Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, which is filed as Exhibit 1.1 hereto. The opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes is filed as Exhibit 5.1 hereto.

In connection with the sale of the Depositary Shares, Brighthouse Financial entered into an Underwriting Agreement with BofA Securities, Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, which is filed as Exhibit 1.2 hereto.

On November 22, 2021, in connection with the issuance of the Depositary Shares, Brighthouse Financial entered into a Deposit Agreement (the “Deposit Agreement”), dated as of November 22, 2021, among Brighthouse Financial, Computershare Inc. and Computershare Trust Company, N.A., collectively as depositary, and the holders from time to time of the depositary receipts described therein. A copy of the Deposit Agreement is filed as Exhibit 4.5 to this Current Report on Form 8-K, and the form of depositary receipt evidencing the Depositary Shares is included as Exhibit A to the Deposit Agreement.

The opinion of Debevoise & Plimpton LLP relating to the validity of the Depositary Shares and the Preferred Shares is filed as Exhibit 5.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K (except Exhibit 104) are incorporated by reference into the Registration Statement.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 10, 2021, among Brighthouse Financial, Inc. and BofA Securities, Inc., Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

1.2	Underwriting Agreement, dated November 10, 2021, among Brighthouse Financial, Inc. and BofA Securities, Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

3.1	Certificate of Designations of Brighthouse Financial, Inc. with respect to the 4.625% Non-Cumulative Preferred Stock, Series D, dated November 18, 2021, filed with the Secretary of State of the State of Delaware and effective November 18, 2021 (the “Certificate of Designations”).

4.1	Senior Indenture, dated as of May 15, 2020, between Brighthouse Financial, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Brighthouse Financial’s Current Report on Form 8-K, filed on May 15, 2020).

4.2	Second Supplemental Indenture, dated as of November 22, 2021, between Brighthouse Financial, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of Note (included in Exhibit A to Exhibit 4.2).

4.4	Certificate of Designations, filed as Exhibit 3.1.

4.5	Deposit Agreement, dated as of November 22, 2021, among Brighthouse Financial, Computershare Inc. and Computershare Trust Company, N.A., collectively as depositary, and the holders from time to time of the depositary receipts described therein.

4.6	Form of depositary receipt evidencing the Depositary Shares (included as Exhibit A to Exhibit 4.5).

5.1	Opinion of Debevoise & Plimpton LLP relating to the validity of the Notes.

5.2	Opinion of Debevoise & Plimpton LLP relating to the validity of the Depositary Shares and the Preferred Shares.

23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1).

23.2	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Jacob M. Jenkelowitz
Name: Jacob M. Jenkelowitz
Title: Corporate Secretary

Date: November 22, 2021

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